UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2026

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2026, First Community Corporation (the “Company”), the holding company for First Community Bank (the “Bank”), and the Bank announced that Freddie Deutsch has notified the Company and the Bank of his decision to retire from his position as Director of Specialty Business Lending of the Bank, effective January 15, 2027 (the “Retirement Date”). Mr. Deutsch will also retire from the boards of directors of the Company and the Bank, effective as of the Retirement Date.

Mr. Deutsch joined the Company and the Bank in connection with the Company’s acquisition of Signature Bank of Georgia, which was completed on January 8, 2026, and was engaged to assist with the integration and transition of the acquired business and with the development of the Bank’s Small Business Administration lending line of business. Having substantially completed those objectives, Mr. Deutsch has elected to retire. Mr. Deutsch’s retirement is voluntary and is not in connection with, or in response to, the management succession and leadership transition previously announced by the Company on July 22, 2026. Mr. Deutsch’s retirement is not the result of any disagreement with the Company or the Bank on any matter relating to the Company’s or the Bank’s operations, policies or practices.

In connection with Mr. Deutsch’s retirement, the Company, the Bank and Mr. Deutsch have entered into a letter amendment (the “Letter Amendment”) to Mr. Deutsch’s Employment Agreement, dated July 13, 2025 (the “Employment Agreement”), which confirms the terms of his planned retirement and transition. The effectiveness of the Letter Amendment is conditioned upon Mr. Deutsch’s execution of a general release of claims in favor of the Company and the Bank effective as of the Retirement Date.

Pursuant to the Letter Amendment, from the date of the Letter Amendment through the Retirement Date, Mr. Deutsch will serve in an advisory role and will make himself reasonably available to assist the Bank as requested, and he will no longer serve as Director of Specialty Business Lending. Mr. Deutsch will continue to be treated as a full-time employee of the Bank during this transition period, and his current base salary and employee benefits will remain unchanged. The Letter Amendment further provides that Mr. Deutsch will receive the first $50,000 installment of the retention bonus, together with the related carve back payment, as described in the Employment Agreement, and that the remaining retention bonus installments will be forfeited as of the Retirement Date. Mr. Deutsch will remain eligible for an award under the Bank’s 2026 incentive plan, subject to the terms of the plan, and his outstanding equity award will be treated in accordance with its terms, with all unvested shares forfeited as of the Retirement Date. The Letter Amendment also provides for Bank-subsidized health coverage for up to 18 months following the Retirement Date.

Except as expressly modified by the Letter Amendment, the Employment Agreement will remain unchanged and continue in full force and effect, including, without limitation, all restrictive covenants, confidentiality, non-solicitation, non-competition and other post-employment obligations contained therein.

The foregoing description of the Letter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans, goals, projections and expectations, including statements regarding Mr. Deutsch’s planned retirement and transition, the effectiveness of the Letter Amendment and the related general release, the transition of Mr. Deutsch’s responsibilities, and the anticipated effect of his retirement on the Bank’s specialty business lending and Small Business Administration lending activities. Forward-looking statements can be identified by words such as “anticipate,” “expect,” “intend,” “believe,” “may,” “likely,” “will,” “plan,” “position,” “future,” “forward,” or other statements that indicate future periods. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: (1) the risk that Mr. Deutsch’s retirement and the transition of his responsibilities may adversely affect the Bank’s client and referral relationships, including relationships associated with the acquired Signature Bank of Georgia business and the Bank’s Small Business Administration lending line of business; (2) the ability of the Bank to retain key employees and maintain business continuity during and following the transition period; (3) the risk that the Letter Amendment and the related general release may not become effective in accordance with their terms; (4) the diversion of management’s time and attention in connection with the transition; and (5) other risks, uncertainties and factors described in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

All subsequent written and oral forward-looking statements by the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements included herein and in the Company’s other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibits
10.1	Letter Amendment to Employment Agreement, dated August 19, 2026, by and among First Community Bank, First Community Corporation and Freddie Deutsch.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: August 19, 2026